                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 19, 1998

                            Berkshire Hathaway Inc.
              (Exact Name of Registrant as Specified in Charter)

           Delaware                               1-10125                     04-2254452
(State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer
        Incorporation)                                                     Identification No.)

1440 Kiewit Plaza, Omaha, Nebraska                                                68131
(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code (402) 346-1400

                                 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

          Berkshire Hathaway Inc. (the "Berkshire") and General Re Corporation ("General Re") have entered into an Agreement and Plan of Mergers dated as of June 19, 1998 (the "Merger Agreement"). In connection with the Merger Agreement, General Re has entered into a Stock Option Agreement dated June 19, 1998 with Berkshire, and Warren E. Buffett and Charles T. Munger, Berkshire=s Chairman and Vice-Chairman, have entered into a Voting Agreement dated June 19, 1998 with General Re. Each of these agreements is filed herewith as an exhibit and is incorporated herein by reference.

          Berkshire and General Re have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) The following exhibits are filed with this report:

     Exhibit Number            Description
          2            Agreement and Plan of Mergers dated as of June 19, 1998
                       between Berkshire and General Re

          99.1         Stock Option Agreement dated as of June 19, 1998 between
                       Berkshire and General Re

          99.2         Voting Agreement between Warren E. Buffett and General
                       Re

          99.3         Voting Agreement between Charles T. Munger and General
                       Re

          99.4         Press Release of Berkshire and General Re issued June
                       19, 1998

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BERKSHIRE HATHAWAY INC.

                              By: /s/ Marc D. Hamburg
                                  --------------------------------
                                    Name:  Marc D. Hamburg
                                    Title: Vice President and
                                          Chief Financial Officer
Dated:  June 25, 1998

                                 EXHIBIT INDEX

Exhibit Number              Description
          2        Agreement and Plan of Mergers dated as of June 19, 1998
                   between Berkshire and General Re

          99.1     Stock Option Agreement dated as of June 19, 1998 between
                   Berkshire and General Re

          99.2     Voting Agreement between Warren E. Buffett and General
                   Re

          99.3     Voting Agreement between Charles T. Munger and General
                   Re

          99.4     Press Release of Berkshire and General Re issued June
                   19, 1998